UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2022 (the “Effective Date”), the Company entered into a purchase agreement (the “Purchase Agreement”) with RJB Partners LLC (“RJB”), an affiliate of Joseph N. Sanberg, an existing holder of the Company’s Class A common stock, under which the Company agreed to issue and sell to RJB in a private placement (the “Private Placement”), for an aggregate purchase price of $5.0 million (or $14.00 per unit), 357,143 units each consisting of (a) 1 share of Class A common stock, (b) 1 warrant to purchase 0.8 shares of Class A common stock at an exercise price of $15.00 per share, (c) 1 warrant to purchase 0.4 shares of Class A common stock at an exercise price of $18.00 per share, and (d) 1 warrant to purchase 0.2 shares of Class A common stock at an exercise price of $20.00 per share. In the aggregate, RJB received (i) 357,143 shares of Class A common stock, (ii) warrants to purchase 285,714 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 142,857 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 71,429 shares of Class A common stock at an exercise price of $20.00 per share (collectively, the “Private Placement Securities”). The Private Placement closed following the execution of the Purchase Agreement on the Effective Date.

The Purchase Agreement contains customary representations from the Company, on the one hand, and RJB, on the other hand. In accordance with the terms of the Purchase Agreement, RJB has also agreed to a customary standstill for a period of three years, as well as provisions requiring RJB to vote all Company securities it beneficially owns, and to cause Company securities beneficially owned by Joseph N. Sanberg and certain of its or his respective affiliates to be voted, in each case in excess of 19.9% of the total voting power of the outstanding capital stock of the Company in the aggregate, in proportion to and in accordance with the vote of all stockholders of the Company.

Concurrently with the execution of the Purchase Agreement, the Company and RJB entered into a registration rights agreement (the “Registration Rights Agreement”) with respect to the securities purchased in the Private Placement, pursuant to which the Company agreed, among other things, to file a registration statement (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on the earliest of (i) February 14, 2023, (ii) within thirty (30) days of the date requested by RJB and (iii) such other date as mutually agreed by the Company and RJB, covering the resale of the shares of Class A common stock and shares of Class A common stock underlying the warrants issued to RJB under the Purchase Agreement (collectively, the “Registrable Securities”). Further, at any time the Shelf Registration Statement is not effective, subject to the terms and conditions of the Registration Rights Agreement, the Company is required upon a demand by RJB to file and cause to be declared effective a shelf registration statement registering the resale of the Registrable Securities, provided that RJB and its affiliates are entitled to a total of four demands in the aggregate under the Registration Rights Agreement and previous rights granted to such parties by the Company pursuant to a separate registration rights agreement in November 2021. In addition, the Registration Rights Agreement provides certain piggyback registration rights to RJB; however, so long as a Shelf Registration Statement is effective, then, subject to the terms and conditions of the Registration Rights Agreement, the Company shall have no obligation to allow RJB to exercise its piggyback registration rights and include Registrable Securities in another registration statement being filed by the Company.

The Registration Rights Agreement contains customary covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of the terms and conditions of the Registration Rights Agreement, the Purchase Agreement, and the transactions contemplated thereunder. The provisions of the Registration Rights Agreement, including any representations, warranties and covenants contained therein, were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties.

Each warrant issued in the Private Placement has a term of seven years from the date of issuance. Each such warrant may only be exercised for cash, except in connection with certain fundamental transactions, and no fractional shares will be issued upon exercise of the warrants. The warrants will be non-transferable, except in limited circumstances, and will not be listed or otherwise trade on any stock exchange. The number of shares issuable upon exercise of the warrants and the applicable exercise prices will be subject to adjustment in certain events, including (i) dividends or distributions of shares of the Company’s Class A common stock, (ii) subdivisions, combinations and certain reclassifications of shares of the Company’s Class A common stock, (iii) certain additional issuances of Class A common stock or securities exercisable for or convertible into shares of Class A common stock at a price per share less than the market price for the Company’s Class A common stock, (iv) distributions of assets other than Class A common stock, or (v) certain repurchases by the Company.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement and the form of warrants issuable to RJB in connection with the Private Placement are qualified in their entirety by reference to the full text of the documents, copies of which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with regard to the Private Placement is incorporated herein by reference.

The issuance of the Private Placement Securities to RJB was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for a transaction by an issuer not involving any public offering. RJB represented to the Company at issuance that it was an “accredited investor” and that it was acquiring the Private Placement Securities for investment only and not with a view to or for sale in connection with any distribution thereof.

The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts and commissions, in connection with the issuance of the Private Placement Securities.

Item 8.01 Other Events.

On February 14, 2022, the Company issued a press release announcing the Private Placement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Warrant to be issued pursuant to the Purchase Agreement
10.1	Purchase Agreement, dated as of February 14, 2022, by and among the Company and RJB Partners LLC
10.2	Registration Rights Agreement, dated as of February 14, 2022, by and among the Company and RJB Partners LLC
99.1	Press Release dated February 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: February 15, 2022	By:	/s/ Randy J. Greben
Randy J. Greben
Chief Financial Officer and Treasurer